UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

CF BANKSHARES INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-25045	34-1877137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/O CFBANK 4960 EAST DUBLIN GRANVILLE RD SUITE 400
COLUMBUS, Ohio		43081
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 334-7979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
(Voting) Common Stock, $.01 par value	CFBK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2026, the Boards of Directors of CF Bankshares Inc. (the “Company”) and CFBank, National Association, the Company’s wholly owned subsidiary bank (“CFBank”), appointed Bradley Ringwald as a director to fill the vacancies created on the Boards of Directors of the Company and CFBank resulting from the previously reported resignation of Sundeep Rana. Mr. Ringwald was appointed to the same class of directors in which Mr. Rana previously served with a term expiring at the Company’s 2026 Annual Meeting of Stockholders.

Mr. Ringwald has served as President of CFBank since October 2022, and he previously served as Executive Vice President and Chief Commercial Banking Officer of CFBank from November 2020 to October 2022.

Mr. Ringwald was appointed by the Board of Directors of the Company upon the recommendation of the Corporate Governance and Nominating Committee. There was no arrangement or understanding between Mr. Ringwald and any other persons pursuant to which Mr. Ringwald was selected as a director. Neither Mr. Ringwald nor any member of his immediate family has had any business transactions or relationships with the Company or CFBank that would require disclosure under Item 404(a) of SEC Regulation S-K, except for Mr. Ringwald’s employment as an executive officer of CFBank, and compensation paid to Mr. Ringwald in such capacity, which is disclosed in the Company’s definitive proxy statements filed with the Securities and Exchange Commission. However, Mr. Ringwald and members of his immediate family have had, and/or may in the future enter into, banking transactions with CFBank in the ordinary course of business and in compliance with applicable laws and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Bankshares Inc.

Date:	March 26, 2026	By:	/s/ Kevin J. Beerman
Kevin J. Beerman Executive Vice President and Chief Financial Officer